Exhibit 10.10

THIRD AMENDMENT TO LOAN AND SERVICING AGREEMENT

THIRD AMENDMENT TO THE LOAN AND SERVICING AGREEMENT, dated as of June 30, 2014 (“Third Amendment”) is entered into among SUNS SPV LLC, a Delaware limited liability company (the “Borrower”), Solar Senior Capital Ltd., a Maryland corporation (“Solar Senior Capital”), as the transferor and the servicer, Citibank, N.A., as the administrative agent and collateral agent, each of the Conduit Lenders, Lender Agents, Liquidity Banks and Institutional Lenders listed on the signature pages hereto, and Wells Fargo Bank, N.A., as the account bank, the collateral custodian and the backup servicer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement (as defined below) as amended hereby.

RECITALS

A. The Borrower, Solar Senior Capital, the Conduit Banks, the Liquidity Banks, the Lender Agents, the Institutional Lenders, the Collateral Agent, the Administrative Agent and the Account Bank, the Collateral Custodian and the Backup Servicer have entered into that certain Loan and Servicing Agreement, dated as of August 26, 2011 (as amended by the First Amendment, dated as of November 7, 2012 and the Second Amendment dated as of September 3, 2013 and as it may be further amended and as otherwise modified from time to time, the “Agreement”).

B. The parties to the Agreement desire to amend the Agreement in the manner set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Agreement. The Agreement (including the Exhibits and Annexes thereto) is amended in its entirety to read in the form of the Loan and Servicing Agreement attached hereto as Annex I.

2. Effective Date. This Third Amendment shall become effective (the “Effective Date”) upon the satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

(a)	The Administrative Agent shall have received a copy of this Third Amendment duly executed by each of the Borrower, Solar Senior Capital, the Lender Agents, the Conduit Lenders, the Liquidity Banks, the Institutional Lenders, the Collateral Agent, the Administrative Agent and the Account Bank, Backup Servicer and Collateral Custodian.

(b)	The Administrative Agent shall have received a copy of the Fee Letter and Agent Fee Letter, duly executed by each of the Borrower, Solar Senior Capital and the Administrative Agent, and shall have received in immediately available funds the fees due and payable on the Effective Date thereunder.

(c)	The Administrative Agent shall have received a copy of an Assignment and Joinder Supplement among Citibank, N.A., CRC Funding, LLC, the Borrower and the Administrative Agent.

3. Miscellaneous.

(a) Amended Terms. On and after the date hereof, all references to the Agreement in each of the Transaction Documents shall hereafter mean the Agreement as amended by this Third Amendment. Except as specifically amended hereby or otherwise agreed, the Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

(b) Representations and Warranties of the Borrower and Servicer. Each of the Borrower and the Servicer, severally, for itself only, represents and warrants as of the date of this Third Amendment as follows:

(i) It has taken all necessary action to authorize the execution, delivery and performance of this Third Amendment.

(ii) This Third Amendment has been duly executed and delivered by such Person and each of this Third Amendment and the Agreement, as amended by this Third Amendment constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Third Amendment other than such as has been met or obtained and are in full force and effect.

(iv) The representations and warranties set forth in Sections 4.01, 4.02 and 4.03 of the Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(v) No event has occurred and is continuing which constitutes a Event of Default or an Unmatured Event of Default.

(c) Transaction Document. This Third Amendment shall constitute a Transaction Document under the terms of the Agreement.

(d) Counterparts; Electronic Signatures; Severability; Integration. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Third Amendment.

(e) GOVERNING LAW. THIS THIRD AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS THIRD AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

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(f) Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Administrative Agent, each Lender, the Lender Agents, the Collateral Agent, the Account Bank, the Collateral Custodian and their respective successors and permitted assigns.

[Signature pages to follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first above written.

SUNS SPV LLC, as Borrower

By:
Name:
Title:

SOLAR SENIOR CAPITAL LTD., as Servicer and Transferor

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

CITIBANK, N.A., as Administrative Agent and as Collateral Agent

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

ACCOUNT BANK:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

COLLATERAL CUSTODIAN:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

BACK-UP SERVICER:

WELLS FARGO BANK, N.A.

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

LENDER AGENT:

CITIBANK, N.A.

By:
Name:
Title:

CONDUIT LENDER:

CRC FUNDING, LLC

By:	Citibank, N.A., as Attorney-in-Fact

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

INSTITUTIONAL LENDER:

SUNTRUST BANK

By:
Name:
Title:

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]